Putnam Focused Equity Fund
The fund's portfolio
11/30/24 (Unaudited)

COMMON STOCKS (97.3%)(a)
	Shares	Value
Air freight and logistics (1.2%)
FedEx Corp.	27,400	$8,293,158

		8,293,158
Automobiles (1.5%)
Tesla, Inc.(NON)	31,900	11,010,604

		11,010,604
Banks (2.5%)
Citigroup, Inc.	254,920	18,066,180

		18,066,180
Beverages (2.0%)
Coca-Cola Co. (The)	220,100	14,104,008

		14,104,008
Broadline retail (5.1%)
Amazon.com, Inc.(NON)	175,600	36,505,484

		36,505,484
Capital markets (2.6%)
Charles Schwab Corp. (The)	227,700	18,844,452

		18,844,452
Chemicals (1.7%)
Corteva, Inc.	193,200	12,024,768

		12,024,768
Consumer finance (2.3%)
Capital One Financial Corp.	84,000	16,128,840

		16,128,840
Consumer staples distribution and retail (3.7%)
Walmart, Inc.	287,100	26,556,750

		26,556,750
Electric utilities (2.3%)
NextEra Energy, Inc.	206,400	16,237,488

		16,237,488
Electronic equipment, instruments, and components (0.6%)
Vontier Corp.	108,800	4,271,488

		4,271,488
Entertainment (1.4%)
Netflix, Inc.(NON)	11,400	10,109,634

		10,109,634
Financial services (3.1%)
Apollo Global Management, Inc.	127,500	22,316,325

		22,316,325
Ground transportation (1.4%)
Canadian Pacific Kansas City, Ltd. (Canada)	133,000	10,186,470

		10,186,470
Health care equipment and supplies (2.9%)
Intuitive Surgical, Inc.(NON)	38,600	20,921,200

		20,921,200
Health care providers and services (3.1%)
Humana, Inc.	20,300	6,016,514
UnitedHealth Group, Inc.	26,500	16,170,300

		22,186,814
Hotels, restaurants, and leisure (3.9%)
Booking Holdings, Inc.	3,200	16,646,336
Hilton Worldwide Holdings, Inc.	45,400	11,506,176

		28,152,512
Insurance (3.6%)
AIA Group, Ltd. (Hong Kong)	1,933,600	14,559,225
AXA SA (France)	313,051	10,910,721

		25,469,946
Interactive media and services (6.5%)
Alphabet, Inc. Class A	125,500	21,203,225
Meta Platforms, Inc. Class A	44,700	25,672,104

		46,875,329
Machinery (2.3%)
Otis Worldwide Corp.	158,837	16,357,034

		16,357,034
Office REITs (1.4%)
Vornado Realty Trust(R)(S)	236,300	10,172,715

		10,172,715
Oil, gas, and consumable fuels (4.0%)
Cenovus Energy, Inc. (Canada)	383,876	6,081,475
Exxon Mobil Corp.	193,300	22,801,668

		28,883,143
Passenger airlines (1.0%)
Ryanair Holdings PLC ADR (Ireland)(S)	161,550	7,114,662

		7,114,662
Pharmaceuticals (5.4%)
AstraZeneca PLC ADR (United Kingdom)	201,700	13,638,954
Eli Lilly and Co.	31,300	24,894,455

		38,533,409
Semiconductors and semiconductor equipment (10.3%)
Advanced Micro Devices, Inc.(NON)	92,100	12,633,818
Analog Devices, Inc.	43,200	9,419,760
Broadcom, Inc.	40,600	6,580,448
NVIDIA Corp.	324,300	44,834,475

		73,468,501
Software (10.3%)
Microsoft Corp.	145,400	61,571,084
Oracle Corp.	66,800	12,347,312

		73,918,396
Specialty retail (2.4%)
Home Depot, Inc. (The)	39,800	17,079,374

		17,079,374
Technology hardware, storage, and peripherals (8.8%)
Apple, Inc.	227,800	54,063,774
Seagate Technology Holdings PLC	84,900	8,602,918

		62,666,692

Total common stocks (cost $454,226,354)		$696,455,376

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes
0.50%, 3/31/25(i)	$123,000	$121,537
0.375%, 1/31/26(i)	118,000	112,899
0.375%, 11/30/25(i)	170,000	163,755
0.25%, 9/30/25(i)	115,000	111,210

Total U.S. treasury obligations (cost $509,401)		$509,401

SHORT-TERM INVESTMENTS (3.9%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 4.76%(AFF)	Shares	9,242,845	$9,242,845
Putnam Short Term Investment Fund Class P 4.78%(AFF)	Shares	16,510,300	16,510,300
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.59%(P)	Shares	1,910,000	1,910,000
U.S. Treasury Bills 5.094%, 12/17/24		$200,000	199,622

Total short-term investments (cost $27,862,705)			$27,862,767
TOTAL INVESTMENTS

Total investments (cost $482,598,460)			$724,827,544

	FORWARD CURRENCY CONTRACTS at 11/30/24 (aggregate face value $70,338,795) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	1/22/25	$615,165	$639,398	$24,233
		Euro	Buy	12/18/24	2,263,319	2,280,265	(16,946)
	Barclays Bank PLC
		Euro	Sell	12/18/24	653,596	688,088	34,492
	Citibank, N.A.
		Canadian Dollar	Sell	1/22/25	337,496	409,238	71,742
		Euro	Sell	12/18/24	10,669,977	11,232,827	562,850
		Hong Kong Dollar	Sell	2/19/25	6,273,228	6,281,906	8,678
	Goldman Sachs International
		British Pound	Sell	12/18/24	2,956,630	3,060,332	103,702
		Canadian Dollar	Sell	1/22/25	2,069,133	2,150,855	81,722
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	2/19/25	922,997	925,380	2,383
	JPMorgan Chase Bank N.A.
		Hong Kong Dollar	Sell	2/19/25	1,778,388	1,780,926	2,538
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/18/24	896,430	927,908	31,478
		Canadian Dollar	Sell	1/22/25	3,345,621	3,477,747	132,126
		Euro	Sell	12/18/24	9,111,434	9,594,808	483,374
		Hong Kong Dollar	Sell	2/19/25	4,835,988	4,842,544	6,556
	State Street Bank and Trust Co.
		British Pound	Sell	12/18/24	6,661,705	6,931,070	269,365
		Canadian Dollar	Sell	1/22/25	3,419,475	3,554,716	135,241
		Euro	Sell	12/18/24	360,583	379,647	19,064
	Toronto-Dominion Bank
		British Pound	Sell	12/18/24	2,492,573	2,579,820	87,247
	UBS AG
		Canadian Dollar	Sell	1/22/25	5,624,079	5,844,869	220,790
		Euro	Buy	12/18/24	100,033	102,993	(2,960)
		Euro	Sell	12/18/24	98,658	103,867	5,209
	WestPac Banking Corp.
		British Pound	Sell	12/18/24	932,695	965,859	33,164
		Hong Kong Dollar	Sell	2/19/25	1,581,461	1,583,732	2,271

	Unrealized appreciation						2,318,225

	Unrealized (depreciation)						(19,906)

	Total						$2,298,319
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2024 through November 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $715,478,609.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 11/30/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$7,375,700	$118,857,030	$116,989,885	$198,138	$9,242,845
	Putnam Short Term Investment Fund Class P‡	9,222,699	25,889,429	18,601,828	104,120	16,510,300

	Total Short-term investments	$16,598,399	$144,746,459	$135,591,713	$302,258	$25,753,145
*	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
#	At the close of the reporting period, the fund received cash collateral of $9,242,845 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $8,997,920.
‡	Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

	ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
	Level 1: Valuations based on quoted prices for identical securities in active markets.
	Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

	Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
	The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3
	Common stocks*:
	Communication services	$56,984,963	$—	$—
	Consumer discretionary	92,747,974	—	—
	Consumer staples	40,660,758	—	—
	Energy	28,883,143	—	—
	Financials	75,355,797	25,469,946	—
	Health care	81,641,423	—	—
	Industrials	41,951,324	—	—
	Information technology	214,325,077	—	—
	Materials	12,024,768	—	—
	Real Estate	10,172,715	—	—
	Utilities	16,237,488	—	—

	Total common stocks	670,985,430	25,469,946	—
	U.S. treasury obligations	—	509,401	—
	Short-term investments	1,910,000	25,952,767	—

	Totals by level	$672,895,430	$51,932,114	$—
		Valuation inputs

	Other financial instruments:	Level 1	Level 2	Level 3
	Forward currency contracts	$—	$2,298,319	$—

	Totals by level	$—	$2,298,319	$—
*	Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
	The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
	Forward currency contracts (contract amount)	$87,700,000
	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com